UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 28, 2005
GTx, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	005-79588 (Commission File Number)	62-1715807 (I.R.S. Employer Identification No.)
3 N. Dunlap Street
3rd Floor, Van Vleet Building
Memphis, Tennessee 38163
(901) 523-9700
(Address, including zip code, and telephone number,
including area code, of registrant’s principal executive offices)

(Former name or former address, if changed since last report)

ITEM 2.02 Results of Operations and Financial Condition.
ITEM 9.01 Financial Statements and Exhibits.
SIGNATURE
EX-99.1 PRESS RELEASE DATED JULY 28, 2005

ITEM 2.02     Results of Operations and Financial Condition.

On July 28, 2005, GTx, Inc. issued an earnings release for the second quarter ended June 30, 2005, a copy of which is furnished as Exhibit 99.1 to this Current Report.

This release is furnished by GTx pursuant to Item 2.02 of Form 8-K and is not to be considered “filed” under the Exchange Act, and shall not be incorporated by reference into any previous or future filing by the Registrant under the Securities Act or the Exchange Act.
ITEM 9.01     Financial Statements and Exhibits.
(c)	Exhibits

Exhibit
Number	Description
99.1	Press Release issued by GTx, Inc. dated July 28, 2005

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GTx, Inc.
Date: July 28, 2005	By:	/s/ Mark E. Mosteller
		Name:	Mark E. Mosteller, CPA
		Title:	Vice President and Chief Financial Officer (principal accounting and financial officer)